HSBC INVESTOR FUNDS

HSBC INVESTOR MONEY MARKET FUND
HSBC INVESTOR CASH MANAGEMENT FUND
HSBC INVESTOR U.S. GOVERNMENT MONEY MARKET FUND
HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND
HSBC INVESTOR U.S. TREASURY MONEY MARKET FUND
HSBC INVESTOR CALIFORNIA TAX-FREE MONEY MARKET FUND
(collectively, the "Funds")

Supplement dated January 22, 2004
to the Prospectus dated November 1, 2003

The following section hereby replaces, in its entirety the section on page 39 of the Funds' Prospectus in the sub-section entitled Wire Transfer:

Wire Transfer

You must indicate this option on your account application.
Call 1-800-782-8183 to request a wire transfer.

If you call by the cut-off time for redemptions (5:00 p.m. Eastern time for the HSBC Investor Money Market Fund and the HSBC Investor Cash Management Fund, 3:00 p.m. for the HSBC Investor U.S. Government Money Market Fund and the HSBC Investor U.S. Treasury Money Market Fund, and 12:00 noon for the HSBC Investor New York Tax-Free Money Market Fund and the HSBC Investor California Tax-Free Money Market Fund), your payment will normally be wired to your bank on the same business day. Otherwise, it will be wired on the following business day.

The Fund may charge a wire transfer fee.
NOTE: Your financial institution may also charge a separate fee.

Investors should retain this supplement for future reference.